Exhbit 99.05

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Gary Westerholm , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Mckenzie Bay International Ltd. on Form 10-QSB for the quarterly period ended June 30, 2002, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Mckenzie Bay International Ltd..


  Date:  August 14, 2002   By: /s/ Gary L. Westerholm
                                   ----------------------------
                                   Gary L. Westerholm
                                   President and Director
                                   (Principal Executive Officer)




        I, Gregory N. Bakeman , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Mckenzie Bay International Ltd.on Form 10-QSB for the quarterly period ended June 30, 2002, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Mckenzie Bay International Ltd.

Date:  August 14, 2002    By: /s/ Gregory N. Bakeman
                                  -----------------------------
                                  Gregory N. Bakeman
                                  Chief Financial Officer and Director
                                  (Principal, Financial and Accounting Officer)